[FRONT COVER]


ANNUAL REPORT OCTOBER 31, 2001



Oppenheimer
Special Value Fund




[LOGO]  OPPENHEIMERFUNDS/R/
The Right Way to Invest

[INSIDE FRONT COVER]

REPORT HIGHLIGHTS



CONTENTS
1. Letter to Shareholders
3. An Interview with Your
Fund's Managers
6. Fund Performance
9. Financial Statements
20. Independent Auditors'
Report
21. Federal Income Tax
Information
22. Officers and Trustees

FUND OBJECTIVE
Oppenheimer Special Value Fund1 employs a value-oriented strategy in the portfolio.The Fund seeks to invest in mid-cap stocks that the portfolio managers believe are undervalued.


CUMULATIVE TOTAL RETURNS*
For the 7-Month Period Ended 10/31/01

                        WITHOUT         WITH
                        SALES CHG.      SALES CHG.
Class A                 0.40%           -5.37%

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*See Notes on page 8 for further details.
1.The Fund's name was changed from Oppenheimer MidCap Value Fund on 10/1/01.

LETTER TO SHAREHOLDERS

[PHOTO]

JOHN V. MURPHY
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.


DEAR SHAREHOLDER,
We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds,we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me.Your letters were a source of inspiration for all of us at OppenheimerFunds.

The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack.The Federal Reserve cut the overnight rate for the tenth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths.The groundwork is being laid for economic recovery.

During these trying times for investors,we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals, keeping in mind the benefits of diversification and the importance of a long-term perspective.

It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals.They are diligently monitoring the events that are shaping the economy and the financial world,while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.

As a firm directly affected by the events of September 11,we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.

To express our gratitude,we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified,prescreened charities that support victims' families,which initially are the "Twin Towers Fund," the "Lumina Foundation for Education-Families of Freedom Scholarship Fund"and the "Windows of Hope Family Relief Fund."For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website,www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.



1 Oppenheimer Special Value Fund

LETTER TO SHAREHOLDERS

At OppenheimerFunds,we thank you for your continued support and confidence.We look forward to showing and sharing with you the strength, expertise and resolve that make Oppenheimer Special Value Fund The Right Way to Invest.

Sincerely,


/S/JOHN V. MURPHY

John V. Murphy
November 21, 2001




These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


2 Oppenheimer Special Value Fund

AN INTERVIEW WITH YOUR FUND'S MANAGER

PORTFOLIO MANAGEMENT TEAM
Christopher Leavy
Susan Switzer

HOW DID OPPENHEIMER SPECIAL VALUE FUND PERFORM DURING THE PERIOD BETWEEN ITS INCEPTION ON APRIL 2, 2001, AND THE END OF ITS FISCAL YEAR ON OCTOBER 31, 2001? Since its inception on April 2, 2001, the Fund has posted a slightly positive return and modestly outperformed its benchmark, the Russell Midcap Value Index. During the six-month reporting period the Fund had both good stock selection and well-timed exposure to capital goods, energy and utilities.

WHAT IS YOUR APPROACH TO INVESTING?
We focus on mid-sized companies,which we define as those with market capitalizations between $2 billion and $10 billion.Within that range,we conduct extensive fundamental analysis to identify those companies that we believe are selling at prices that do not reflect their true worth. It may be that these companies are underappreciated by investors due to company-specific problems, or they may have seen their stock prices fall in concert with other companies within their industry groups.The latter case has recently been true of many technology companies.

After we have identified companies selling at attractive valuations,we then investigate their businesses thoroughly to ensure that higher future stock prices are indeed warranted. In addition,we look for change that we believe is likely to unlock the company's true value within the next two to four years. Such change could include new products, technologies, industry developments, new management or other factors that, in our view,will have a beneficial effect on earnings.

WHERE DID YOU FIND SUCH COMPANIES WHEN THE FUND BEGAN OPERATIONS?
When the Fund was launched in early April 2001, the stock market was weak. A number of companies had announced worse-than-expected earnings, leading to widespread investor pessimism. As a result,many stocks had fallen.We considered the prevailing market conditions to be unusual, and took advantage of what we believed were compellingly inexpensive stock prices in many areas, such as technology, telecommunications and healthcare. Our expectation was that these stocks would return to higher valuations when the market normalized.

In fact,many of the stocks we initially purchased increased in value over subsequent months, and the Fund's initial performance was good.On September
11, however, an event occurred that no one could possibly anticipate: terrorists attacked the United States. In addition to the incalculable devastation, the tragedy effectively pushed the U.S.economy into recession, as Americans stopped traveling and severely curtailed their spending.

3 Oppenheimer Special Value Fund

AN INTERVIEW WITH YOUR FUND'S MANAGER

In the post-September 11 stock market, we are finding plenty of "special values" in companies that we believe are fundamentally strong and selling at attractive discounts to their intrinsic worth.

WHERE ARE YOU FINDING ATTRACTIVE INVESTMENT OPPORTUNITIES NOW?
As of October 31, 2001, some areas of the stock market have returned to pre-attack levels, while others have not.Travel-related companies fall into the latter category. Recently the Fund has initiated positions in travel-related companies with a view that the long-term outlook is not seriously impaired. One example is a mid-sized Brazilian private aircraft manufacturer, Embraer, that saw its stock price fall sharply after September 11. In our opinion, the decline was largely unwarranted. In the post-attack world,we believe that more corporations will buy or lease private aircraft to ensure the safety and productivity of their employees. In addition, if, as we expect, short-range flights become more popular, the types of airplanes this company makes should be in greater demand.

The Fund's largest holding as of October 31, 2001,was Thermo Electron Corp. Despite increasing profitability, large cash reserves, a strong balance sheet and high levels of demand for their cutting-edge products, this company's stock has declined because of general weakness among life sciences and technology stocks, their primary businesses.We believe this to be a temporary condition.

The Fund has also acquired significant holdings in consumer discretionary industries such as retail and gaming.One company we added was Federated Department Stores, Inc. which owns a number of America's best-known retail franchises. According to our research, Federated is strong and well positioned for the future.When consumers resume spending, we believe that Federated-owned stores will be prime beneficiaries.

WHEN DO YOU EXPECT THE STOCK MARKET TO RETURN TO MORE NORMAL CONDITIONS?
There is no way to predict exactly when the market, and our stocks, will recover. In the wake of the attacks and the dislocations they caused throughout the economy, even the near-term outlook is murky. However, we believe in the resilience of American businesses and consumers, and we are confident that the economy and stock market will strengthen over the long term.

In the meantime, we continue to conduct our analyses of mid-cap companies to find attractively valued businesses that we believe will achieve higher earnings over the next two to four years. Adhering to this approach is one reason Oppenheimer Special Value Fund is part of The Right Way to Invest.

4 Oppenheimer Special Value Fund

[PIE CHART]

SECTOR ALLOCATION(3)
Financial               18.1%
Energy                  13.8
Consumer Cyclicals      12.2
Technology              10.1
Basic Materials          9.8
Consumer Staples         8.8
Healthcare               8.5
Capital Goods            7.9
Communication Services   6.8
Utilities                4.0


CUMULATIVE TOTAL RETURN
For the Period Ended 9/30/01(2)

                SINCE INCEPTION
Class A         -11.31%


TOP TEN COMMON STOCK HOLDINGS(4)
Thermo Electron Corp.                                   3.1%
Sappi Ltd., Sponsored ADR                               3.0
Empresa Brasileira de Aeronautica SA (Embraer), ADR     3.0
Cullen/Frost Bankers, Inc.                              2.8
Ocean Energy, Inc.                                      2.7
Zions Bancorp                                           2.6
Brinker International, Inc.                             2.6
Talisman Energy, Inc.                                   2.6
Federated Department Stores, Inc.                       2.5
Alliance Capital Management Holding LP                  2.5


TOP FIVE COMMON STOCK INDUSTRIES(4)
Banks                           11.0%
Electronics                      7.4
Energy Services                  6.3
Leisure & Entertainment          5.0
Oil: Domestic                    4.7


2. See notes on page 8 for further details.
3.Portfolio is subject to change.Percentages are as of October 31, 2001, and are based on total market value of common stock.
4.Portfolio is subject to change.Percentages are as of October 31, 2001, and are based on net assets.



5 Oppenheimer Special Value Fund

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED?
Below is a discussion,by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. Between its inception on April 2, 2001, and the end of its fiscal year on October 31, 2001, Oppenheimer Special Value Fund's performance was strongly influenced by both its bottom-up, value-oriented stock selection strategy and unexpected external events.The Fund seeks to invest in individual companies that, in the portfolio management team's view, are attractively valued and likely to achieve higher earnings over the next two to four years. The Fund's portfolio allocations, strategies and management are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in Class A shares of the Fund held until October 31, 2001. In the case of Class A shares, performance is measured since its inception on April 2, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares.

The Fund's performance is compared to the performance of the Russell Midcap Value Index,which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


6 Oppenheimer Special Value Fund

FUND PERFORMANCE

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Special Value Fund (Class A)
Russell Midcap Value Index

[LINE GRAPH]
                                   Oppenheimer                   Russell
                                   Special                       Midcap
                                   Value                         Value
                                   Fund                          Index
   04/02/01                         9,425                        10,000
   04/30/01                        10,641                        10,550
   07/31/01                        10,867                        10,662
   10/31/01                         9,463                         9,519

CUMULATIVE TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 10/31/01(1)

SINCE INCEPTION         -5.37%

The performance information for the Russell Midcap Value Index begins on 3/31/01.
1. See page 8 for further details.
Past performance cannot guarantee future results.Graphs are not drawn to same scale.

7 Oppenheimer Special Value Fund

NOTES

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on April 2, 2001. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

8 Oppenheimer Special Value Fund



STATEMENT OF INVESTMENTS                                     OCTOBER 31, 2001

                                                                                                                     MARKET VALUE
                                                                                                  SHARES             SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
Common Stocks - 98.3%
------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 9.6%
------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 3.1%
------------------------------------------------------------------------------------------------------------------------------
Cabot Corp.                                                                                        2,400             $ 80,400
------------------------------------------------------------------------------------------------------------------------------
Ferro Corp.                                                                                        4,500               99,000
                                                                                                              ----------------
                                                                                                                      179,400
------------------------------------------------------------------------------------------------------------------------------
METALS - 3.5%
------------------------------------------------------------------------------------------------------------------------------
Inco Ltd.                                                (1)                                       6,500               88,660
------------------------------------------------------------------------------------------------------------------------------
UCAR International, Inc.                                 (1)                                      16,000              116,320
                                                                                                              ----------------
                                                                                                                      204,980
------------------------------------------------------------------------------------------------------------------------------
PAPER - 3.0%
------------------------------------------------------------------------------------------------------------------------------
Sappi Ltd., Sponsored ADR                                                                         18,000              171,720
------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 7.8%
------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 3.8%
------------------------------------------------------------------------------------------------------------------------------
Empresa Brasileira de Aeronautica SA (Embraer), ADR                                               10,000              171,600
------------------------------------------------------------------------------------------------------------------------------
Raytheon Co.                                                                                       1,500               48,375
                                                                                                              ----------------
                                                                                                                      219,975
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 2.2%
------------------------------------------------------------------------------------------------------------------------------
Pittston Brink's Group                                                                             6,600              127,050
------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 1.8%
------------------------------------------------------------------------------------------------------------------------------
Titan Corp. (The)                                        (1)                                       4,000              104,520
------------------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES - 6.7%
------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-LONG DISTANCE - 3.6%
------------------------------------------------------------------------------------------------------------------------------
Allegiance Telecom, Inc.                                 (1)                                       9,500               68,210
------------------------------------------------------------------------------------------------------------------------------
Avaya, Inc.                                              (1)                                      12,000              107,160
------------------------------------------------------------------------------------------------------------------------------
NTL, Inc.                                                (1)                                      10,000               34,000
                                                                                                              ----------------
                                                                                                                      209,370
------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-WIRELESS - 3.1%
------------------------------------------------------------------------------------------------------------------------------
Leap Wireless International, Inc.                        (1)                                       5,500               81,785
------------------------------------------------------------------------------------------------------------------------------
Millicom International Cellular SA                       (1)                                       9,000               99,450
                                                                                                              ----------------
                                                                                                                      181,235
------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 12.0%
------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 1.6%
------------------------------------------------------------------------------------------------------------------------------
Leggett & Platt, Inc.                                                                              4,200               91,014
------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 5.0%
------------------------------------------------------------------------------------------------------------------------------
Host Marriott Corp.                                                                               17,000              114,750
------------------------------------------------------------------------------------------------------------------------------
MGM Mirage, Inc.                                         (1)                                       3,000               66,900
------------------------------------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.                                                          4,900              107,996
                                                                                                              ----------------
                                                                                                                      289,646
------------------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 2.5%
------------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.                        (1)                                       4,500              143,955
------------------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 2.9%
------------------------------------------------------------------------------------------------------------------------------
Talbots, Inc. (The)                                                                                3,500               99,750
------------------------------------------------------------------------------------------------------------------------------
Tiffany & Co.                                                                                      3,000               70,170
                                                                                                              ----------------
                                                                                                                      169,920
------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES - 8.6%
------------------------------------------------------------------------------------------------------------------------------
BROADCASTING - 1.8%
------------------------------------------------------------------------------------------------------------------------------
Emmis Communications Corp., Cl. A                        (1)                                       7,500              101,625
------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT - 2.6%
------------------------------------------------------------------------------------------------------------------------------
Brinker International, Inc.                              (1)                                       6,000              152,400


9  Oppenheimer Special Value Fund

STATEMENT OF INVESTMENTS Continued


                                                                                                                     MARKET VALUE
                                                                                                  SHARES             SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
Food - 4.2%
------------------------------------------------------------------------------------------------------------------------------
Archer-Daniels-Midland Co.                                                                         9,450             $131,638
------------------------------------------------------------------------------------------------------------------------------
Bunge Ltd.                                               (1)                                       6,500              114,530
                                                                                                              ----------------
                                                                                                                      246,168
------------------------------------------------------------------------------------------------------------------------------
ENERGY - 13.6%
------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES - 6.3%
------------------------------------------------------------------------------------------------------------------------------
BJ Services Co.                                          (1)                                       2,000               51,180
------------------------------------------------------------------------------------------------------------------------------
Cooper Cameron Corp.                                     (1)(2)                                    1,000               39,000
------------------------------------------------------------------------------------------------------------------------------
Core Laboratories NV                                     (1)                                       8,500              138,550
------------------------------------------------------------------------------------------------------------------------------
Noble Drilling Corp.                                     (1)                                       4,500              137,475
                                                                                                              ----------------
                                                                                                                      366,205
------------------------------------------------------------------------------------------------------------------------------
OIL:  DOMESTIC - 4.7%
------------------------------------------------------------------------------------------------------------------------------
Devon Energy Corp.                                                                                 3,000              114,900
------------------------------------------------------------------------------------------------------------------------------
Ocean Energy, Inc.                                                                                 8,500              155,125
                                                                                                              ----------------
                                                                                                                      270,025
------------------------------------------------------------------------------------------------------------------------------
OIL:  INTERNATIONAL - 2.6%
------------------------------------------------------------------------------------------------------------------------------
Talisman Energy, Inc.                                                                              4,300              151,365
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 17.8%
------------------------------------------------------------------------------------------------------------------------------
BANKS - 11.0%
------------------------------------------------------------------------------------------------------------------------------
City National Corp.                                                                                2,400               98,400
------------------------------------------------------------------------------------------------------------------------------
Commerce Bancshares, Inc.                                                                          3,000              108,810
------------------------------------------------------------------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                                                                         6,000              161,760
------------------------------------------------------------------------------------------------------------------------------
National Commerce Financial Corp.                                                                  5,100              116,025
------------------------------------------------------------------------------------------------------------------------------
Zions Bancorp                                                                                      3,200              153,344
                                                                                                              ----------------
                                                                                                                      638,339
------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 3.6%
------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management Holding LP                                                             3,000              142,950
------------------------------------------------------------------------------------------------------------------------------
eSPEED, Inc., Cl. A                                      (1)                                      12,000               64,200
                                                                                                              ----------------
                                                                                                                      207,150
------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 1.4%
------------------------------------------------------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                   (2)                                         900               78,174
------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 1.8%
------------------------------------------------------------------------------------------------------------------------------
Equity Office Properties Trust                                                                     3,700              105,450
------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 8.3%
------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 4.6%
------------------------------------------------------------------------------------------------------------------------------
Anthem, Inc.                                             (1)                                       2,600              108,888
------------------------------------------------------------------------------------------------------------------------------
Biogen, Inc.                                             (1)                                       1,400               77,000
------------------------------------------------------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.                             (1)(2)                                    1,750               83,440
                                                                                                              ----------------
                                                                                                                      269,328
------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 3.7%
------------------------------------------------------------------------------------------------------------------------------
Boston Scientific Corp.                                  (1)(2)                                    5,000              113,700
------------------------------------------------------------------------------------------------------------------------------
PerkinElmer, Inc.                                                                                  3,800              102,258
                                                                                                              ----------------
                                                                                                                      215,958
------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 10.0%
------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 1.2%
------------------------------------------------------------------------------------------------------------------------------
SanDisk Corp.                                            (1)                                       6,200               67,828
------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 0.6%
------------------------------------------------------------------------------------------------------------------------------
Intuit, Inc.                                             (1)(2)                                      800               32,176
------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.8%
------------------------------------------------------------------------------------------------------------------------------
CIENA Corp.                                              (1)                                       3,000               48,780


10  Oppenheimer Special Value Fund


STATEMENT OF INVESTMENTS Continued
                                                                                                                   MARKET VALUE
                                                                                                 SHARES            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
Electronics - 7.4%
------------------------------------------------------------------------------------------------------------------------------
KLA-Tencor Corp.                                         (1)                                       1,900           $   77,634
------------------------------------------------------------------------------------------------------------------------------
Lam Research Corp.                                       (1)                                       3,000               56,880
------------------------------------------------------------------------------------------------------------------------------
Teradyne, Inc.                                           (1)                                       4,900              112,945
------------------------------------------------------------------------------------------------------------------------------
Thermo Electron Corp.                                    (1)                                       8,500              179,690
                                                                                                              ----------------
                                                                                                                      427,149
------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 3.9%
------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.6%
------------------------------------------------------------------------------------------------------------------------------
AES Corp. (The)                                          (1)                                       6,600               91,410
------------------------------------------------------------------------------------------------------------------------------
Northeast Utilities Co.                                                                            3,500               61,775
                                                                                                              ----------------
                                                                                                                      153,185
------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 1.3%
------------------------------------------------------------------------------------------------------------------------------
Enron Corp.                                                                                        5,250               72,975
                                                                                                              ----------------
Total Common Stocks (Cost $5,677,815)                                                                               5,697,065

                                                                                                 PRINCIPAL
                                                                                                 AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements - 0.7%
------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets,
Inc., 2.54%, dated 10/31/01, to be repurchased at
$41,003 on 11/1/01, collateralized by U.S. Treasury Bonds,
11.125%, 8/15/03, with a value of $12,471, U.S. Treasury
Nts., 6.125%--7.25%, 12/31/01--2/15/10, with a value of
$13,918 and U.S. Treasury Bills, 11/8/01--3/28/02, with a
value of $15,438 (Cost $41,000)                                                                  $41,000               41,000

------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $5,718,815)                                                       99.0%           5,738,065
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                      1.0               56,926
                                                                                               ----------   ------------------

NET ASSETS                                                                                         100.0%          $5,794,991
                                                                                               ==========   ==================


1.  Non-income-producing security.
2. A sufficient amount of liquid assets has been designated to cover outstanding written call and put options, as follows:

                                                     CONTRACTS
                                                     SUBJECT     EXPIRATION      EXERCISE        PREMIUM               MARKET VALUE
                                                     TO CALL     DATES           PRICE           RECEIVED              SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
Boston Scientific Corp.                                  20       1/21/02        $25.00          $ 2,164               $2,300
Cooper Cameron Corp.                                      7      11/19/01         80.00            3,829                   --
Intuit, Inc.                                              7       1/21/02         55.00            2,219                  560
Watson Pharmaceuticals, Inc.                              8       1/21/02         70.00            2,376                   80
Watson Pharmaceuticals, Inc.                              7       1/21/02         75.00            1,939                   --
XL Capital Ltd., Cl. A                                    4       1/21/02         90.00            1,987                1,840
                                                                                               ----------     ----------------
                                                                                                  14,514                4,780
                                                                                               ----------     ----------------
                                                     CONTRACTS
                                                     SUBJECT
                                                     TO PUT
------------------------------------------------------------------------------------------------------------------------------
CIENA Corp.                                              15       1/21/02         15.00            3,630                3,900
                                                                                               ----------     ----------------
                                                                                                 $18,144               $8,680
                                                                                               ==========     ================

See accompanying Notes to Financial Statements.


11  Oppenheimer Special Value Fund


STATEMENT OF ASSETS AND LIABLILITES         OCTOBER 31, 2001

-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $5,718,815) - see accompanying statement                                              $5,738,065
-----------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                                     446,550
Interest and dividends                                                                                                   812
Other                                                                                                                  1,322
                                                                                                          -------------------
Total assets                                                                                                       6,186,749

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                                                                                        13,422
-----------------------------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $18,144) -
see accompanying statement                                                                                             8,680
-----------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                                362,329
Trustees' compensation                                                                                                     4
Other                                                                                                                  7,323
                                                                                                          -------------------
Total liabilities                                                                                                    391,758

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                        $5,794,991
                                                                                                          ===================

-----------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                                   $5,853,016
-----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                                                                        (86,739)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and translation of
assets and liabilities denominated in foreign currencies                                                              28,714
                                                                                                          -------------------
NET ASSETS                                                                                                        $5,794,991
                                                                                                          ===================


-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$5,794,991 and 576,950 shares of beneficial interest outstanding)                                                     $10.04
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                                           $10.65

See accompanying Notes to Financial Statements.






12  Oppenheimer Special Value Fund



STATEMENT OF OPERATIONS       FOR THE PERIOD FROM APRIL 2, 2001 (INCEPTION OF OFFERING) TO OCTOBER 31, 2001

-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $274)                                                                 $32,570
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                              11,399
                                                                                                          -------------------
Total income                                                                                                          43,969

-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                       35,052
-----------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees                                                                                     8,763
-----------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                            3,353
-----------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                            2,096
-----------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                                           1,439
-----------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                                    63
-----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                  6,646
                                                                                                          -------------------
Total expenses                                                                                                        57,412
Less reduction to custodian expenses                                                                                  (1,790)
Less reduction to excess expenses                                                                                     (8,763)
                                                                                                          -------------------
Net expenses                                                                                                          46,859

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                   (2,890)

-----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                                          (85,703)
Closing and expiration of option contracts written                                                                     2,107
Foreign currency transactions                                                                                         (3,889)
                                                                                                          -------------------
Net realized gain (loss)                                                                                             (87,485)

-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                                           31,855
Translation of assets and liabilities denominated in foreign currencies                                               (3,141)
                                                                                                          -------------------
Net change                                                                                                            28,714
                                                                                                          -------------------
Net realized and unrealized gain (loss)                                                                              (58,771)

-----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                ($61,661)
                                                                                                          ===================


See accompanying Notes to Financial Statements.





13  Oppenheimer Special Value Fund


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                                 PERIOD ENDED
                                                                                                                 OCTOBER 31, 2001(1)
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)                                                                                         ($2,890)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                                             (87,485)
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                                                  28,714
                                                                                                          -------------------
Net increase (decrease) in net assets resulting from operations                                                      (61,661)

-----------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                                                                            5,756,652
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Total increase                                                                                                     5,694,991
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                                  100,000 (2)
                                                                                                          -------------------
End of period                                                                                                     $5,794,991
                                                                                                          ===================


1.  For the period from April 2, 2001 (inception of offering) to October 31,
2001.
2. Reflects the value of the Manager's initial seed money investment at March 20, 2001.

See accompanying Notes to Financial Statements.



14  Oppenheimer Special Value Fund


FINANCIAL HIGHLIGHTS

                                                                 CLASS A
                                                                 -------------------
                                                                 PERIOD ENDED
                                                                 OCTOBER 31, 2001(1)
----------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                             $10.00
----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                                (.01)
Net realized and unrealized gain (loss)                             .05
                                                                 -----------
Total income (loss) from investment operations                      .04
----------------------------------------------------------------------------
Net asset value, end of period                                   $10.04
                                                                 ===========
----------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                               0.40%
----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                         $5,795
----------------------------------------------------------------------------
Average net assets (in thousands)                                $6,034
----------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment loss                                               (0.08)%
Expenses                                                           1.63%
Expenses, net of reduction to custodian expenses                   1.58%
Expenses, net of reduction to excess expenses                      1.38%
----------------------------------------------------------------------------
Portfolio turnover rate                                            104%


1.  For the period from April 2, 2001 (inception of offering) to October 31,
2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.  Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.





15  Oppenheimer Special Value Fund

NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Special Value Fund (the Fund), which operated under the name of Oppenheimer Mid Cap Value Fund through September 30, 2001, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). As of October 31, 2001, the majority of Class A shares were owned by the Manager.

The Fund offers Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. The following is a summary of significant accounting policies consistently followed by the Fund.

SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

As of October 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

EXPIRING
----------------------------------
2009                      $50,614

TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.

The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.


16  Oppenheimer Special Value Fund

NOTES TO FINANCIAL STATEMENTS Continued

1.  SIGNIFICANT ACCOUNTING POLICIES continued
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended October 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $3,636, a decrease in accumulated net investment loss of $2,890, and a decrease in accumulated net realized loss on investments of $746. Net assets of the Fund were unaffected by the reclassifications.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.   SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                      PERIOD ENDED OCTOBER 31, 2001(1)
                                                      SHARES                 AMOUNT
----------------------------------------------------------------------------------------
CLASS A
Sold                                                  566,950                $5,756,652
Dividends and/or distributions reinvested                  --                        --
Redeemed                                                   --                        --
                                            ------------------     ---------------------
Net increase (decrease)                               566,950                $5,756,652
                                            ==================     =====================

     (1) For the period from April 2, 2001 (inception of offering) to October 31, 2001.


3.  PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the period ended October 31, 2001, were $11,841,017 and $6,070,915, respectively.



17  Oppenheimer Special Value Fund

NOTES TO FINANCIAL STATEMENTS Continued

3.  PURCHASES AND SALES OF SECURITIES  continued
As of October 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $5,754,940 was:

Gross unrealized appreciation                $    338,164
Gross unrealized depreciation                   (355,039)
                                             --------------
Net unrealized appreciation (depreciation)   $   (16,875)
                                             ==============

4.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the average net assets of the Fund. The Fund's management fee for the period ended October 31, 2001 was an annualized rate of 1.00%.

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. OFS is paid at an agreed upon per account fee. OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Class A shares. This voluntary waiver limits transfer agent fees to 0.35% of average net assets for Class A shares effective October 1, 2001.

DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The Fund has adopted a Service Plan for Class A under Rule 12b-1 of the Investment Company Act. Under the plan the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the class.

CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the period ended October 31, 2001, payments under the Class A plan totaled $8,763 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, none of which was paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

5.  FOREIGN CURRENCY CONTRACTS
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.


18  Oppenheimer Special Value Fund

NOTES TO FINANCIAL STATEMENTS Continued

5.  FOREIGN CURRENCY CONTRACTS  continued
Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

6.  OPTION ACTIVITY
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the period ended October 31, 2001 was as follows:


                                                        CALL OPTIONS                          PUT OPTIONS
                                  -------------------------------------   ------------------------------------
                                         NUMBER OF            AMOUNT OF         NUMBER OF             AMOUNT OF
                                         CONTRACTS            PREMIUMS          CONTRACTS             PREMIUMS
--------------------------------------------------------------------------------------------------------------
Options written                               185             $ 50,462                25              $ 5,800
Options closed or expired                    (132)             (35,948)              (10)              (2,170)
                                  ----------------  -------------------   ---------------   ------------------
Options outstanding as of
October 31, 2001                               53              $14,514                15              $ 3,630
                                  ================  ===================   ===============   ==================


7.  BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. Effective November 13, 2001, the Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.


19  Oppenheimer Special Value Fund

INDEPENDENT AUDITORS' REPORT



The Board of Trustees and Shareholders of Oppenheimer Special Value Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Special Value Fund (formerly Oppenheimer Mid Cap Value Fund), including the statement of investments, as of October 31, 2001, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from April 2, 2001 (inception of offering) to October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Special Value Fund as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period from April 2, 2001 (inception of offering) to October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Denver, Colorado
November 21, 2001









20  Oppenheimer Special Value Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)


In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.








21  Oppenheimer Special Value Fund

OFFICERS AND TRUSTEES

OFFICERS AND TRUSTEES           Leon Levy, Chairman of the Board of Trustees
                                Donald W. Spiro, Vice Chairman of the Board
                                      of Trustees
                                John V.Murphy, Trustee and President
                                Robert G. Galli, Trustee
                                Phillip A. Griffiths, Trustee
                                Benjamin Lipstein, Trustee
                                Elizabeth B.Moynihan, Trustee
                                Kenneth A. Randall, Trustee
                                Edward V. Regan, Trustee
                                Russell S. Reynolds, Jr., Trustee
                                Clayton K.Yeutter, Trustee
                                Christopher Leavy, Vice President
                                Susan Switzer, Vice President
                                Robert G.Zack, Secretary
                                Katherine P. Feld, Assistant Secretary
                                Kathleen T. Ives, Assistant Secretary
                                Denis R. Molleur, Assistant Secretary
                                Brian W.Wixted, Treasurer
                                Robert J. Bishop, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer

INVESTMENT ADVISOR              OppenheimerFunds, Inc.

DISTRIBUTOR                     OppenheimerFunds Distributor, Inc.

TRANSFER AND SHAREHOLDER        OppenheimerFunds Services
SERVICING AGENT

CUSTODIAN OF PORTFOLIO          The Bank of New York
SECURITIES

INDEPENDENT AUDITORS            KPMG LLP

LEGAL COUNSEL                   Mayer, Brown & Platt


OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC. 498 SEVENTH AVENUE, NEW YORK, NY 10018

(C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.


22 Oppenheimer Special Value Fund

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

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

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

[BACK COVER]

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple.Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website--we're here to help.

INTERNET
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GENERAL INFORMATION
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P.O.Box 5270,Denver, CO 80217-5270

EDOCS DIRECT
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features may be unavailable.


RA0595.001.1001 December 30, 2001              /LOGO/OPPENHEIMERFUNDS/R/
                                                       DISTRIBUTOR, INC.